Exhibit 99.2

First Midwest Bancorp, Inc.

Earnings Call Presentation:

2018 First Quarter

April 25, 2018

Q1 2018 Financial Highlights

Earnings Per Share ("EPS")

- Increased EPS to $0.33, up from $0.02 and $0.23 for Q4 2017 and Q1 2017, respectively
  - Generated EPS, adjusted[1] of $0.33, down 3% from Q4 2017 and Q1 2017
  - Higher provision expense impacted EPS $0.05 compared to Q4 2017, reflective of loan growth and remediation costs specific to two isolated credits

Loans and Deposits

- Grew loans to $11 billion, up 9% annualized from Q4 2017 and 6% from Q1 2017
- Maintained total average deposits at $11 billion, consistent with Q4 2017 and up 3% from Q1 2017; core deposit mix of 84%, consistent with both prior periods

Net Interest Income ("NII") and Tax-equivalent Net Interest Margin ("NIM")

- Generated NIM of 3.80%; reflects declining loan accretion and 3 bps reduction due to federal income tax reform; excluding these items, NIM expanded 3 bps compared to Q4 2017 and was up 16 bps from Q1 2017

Asset Quality

- Higher net charge-offs ("NCOs") to average loans of 0.62% compared to 0.27% for Q4 2017 and 0.12% for Q1 2017

Noninterest Income

- Lower noninterest income by 11% compared to Q1 2017; up 6% from Q1 2017, excluding the $4 million reclassification impact of recently adopted accounting guidance[2], the impact of Durbin[3], and net securities losses

Noninterest Expense

- Controlled expenses, reporting an efficiency ratio[1] of 61%, consistent with Q4 2017 and Q1 2017

Dividends

- Increased dividends per share to $0.11, up 10% and 22% from Q4 2017 and Q1 2017, respectively

[1] These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.
[2] As a result of accounting guidance adopted in Q1 2018, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis in prior periods are presented on a net basis in noninterest income for the current period.
[3] Refers to the Durbin Amendment of the Dodd-Frank Act ("Durbin") effective in Q3 2017.

Loans



$10,054
$10,438
$10,677
17%
31%
15%
38%
18%
30%
14%
38%
19%
30%
13%
38%
Q1 '17
Q4 '17
Q1 '18
C&I and Agriculture
Owner Occupied CRE
Investor CRE
Consumer

Highlights

- **Loans up 9%, annualized from Q4 2017**
  - 7% corporate growth, annualized – broad-based, distributed across sectors
  - 17% consumer growth, annualized – reflecting both purchased and organic growth
- **Loans up 6% from Q1 2017**
- **Average loans grew 5%, annualized and 6% from Q4 2017 and Q1 2017, respectively**
- **Mix remains relatively unchanged**
- **Loan yields, excluding accretion, were 4.41%, up 9 bps from Q4 2017 and up 24 bps from Q1 2017, reflecting higher rates**

2018 Outlook:

Mid-single digit loan growth from Q1 2018 for the remainder of the year

Dollars in millions
Balances shown are end of period

Asset Quality

Non-Performing Assets ("NPAs")



2.00%
1.00%
0.00%
0.87%
0.89%
0.92%
Q1 '17
Q4 '17
Q1 '18
NPAs / Loans + OREO

NCOs



0.80%
0.60%
0.40%
0.20%
0.00%
0.20%
0.12%
0.31%
0.27%
0.62%
0.59%
Q1 '17
Q4 '17
Q1 '18
Loan Loss Provision / Avg Loans[1]
NCOs / Avg Loans[1]

Allowance for Credit Losses ("ACL")



1.50%
1.00%
0.50%
1.11%
1.07%
1.01%
0.89%
0.93%
0.90%
Q1 '17
Q4 '17
Q1 '18
ACL / Loans, excluding acquired loans
ACL / Loans

Highlights

- **NPAs up slightly**
- **Loan loss provision up due to loan growth and higher charge-offs related to two credits**

2018 Outlook (unchanged):

- **NCOs for the remainder of the year expected in the 25-30 bps range with some variability by quarter**
- **Provision expense expected to approximate $10 million per quarter**

[1] Annualized based on the actual number of days for each period presented.

Deposits


$10,708
$11,179
$11,025
14%
18%
18%
19%
31%
14%
17%
18%
18%
32%
16%
16%
18%
18%
32%
84% Core
Q1 '17
Q4 '17
Q1 '18
Demand
Savings
NOW
Money Market
Time

Highlights

- **Average core deposits of $9 billion, down 3% from Q4 2017 and up 1.0% Q1 2017**
  - Average time deposits up 7% and 15% from Q4 2017 and Q1 2017, respectively
- **Loans to deposits of 96%**
- **Mix relatively unchanged, 60% retail, 30% commercial, 10% public**
- **Average core deposit ratio remaining at 84%**

2018 Outlook:

Low-single digit average deposit growth for the full year expected

Dollars in millions
Balances shown are QTD averages

Net Interest Income

	Quarters Ended		
	Q1 '17	Q4 '17	Q1 '18
Total interest-earning assets	$ 12,212	$ 12,541	$ 12,752
NIM[(1)]	3.89 %	3.84 %	3.80 %
Accretion	(0.38)%	(0.20)%	(0.16)%
NIM, adjusted[(1)]	3.51 %	3.64 %	3.64 %
Tax reform impact on FTE	N/A	N/A	0.03 %



$115
$11
$119
$6
$119
$5
Q1 '17
Q4 '17
Q1 '18
Quarters Ended
NII
Accretion
Tax-equivalent adjustment

Highlights

- **NII consistent with Q4 2017, up 3% from Q1 2017**
  - Accretion down $1 million from Q4 2017 and $6 million from Q1 2017
- **NIM, adjusted[(1)] of 3.64% consistent with Q4 2017, up 13 bps from Q1 2017**
  - Negatively impacted by a 3 bps reduction in the tax-equivalent adjustment due to federal income tax reform
- **Strong core deposits base allowed for controlled funding costs through 4 rate hikes since 2017**

2018 Outlook:

- **NII up mid- to high-single digits from 2017 ($472 million)**
- **Continued NIM expansion, excluding accretion--modest in Q2 due to seasonality**
- **Scheduled accretion of $18 million for the full year--$13 million for the remainder of the year**

Dollars in millions

(1) This is a non-GAAP financial measure. NIM, adjusted excludes the impact of acquired loan accretion. See the accompanying "Non-GAAP Financial Information" slides for detail.

Noninterest Income

	Quarters Ended			March 31, 2018 Percent Change From	
	Q1 '17	Q4 '17	Q1 '18	Q4 '17	Q1 '17
Noninterest income as reported	$ 40	$ 35	$ 35	2 %	(11)%
Less: Net securities losses	—	5	—	—	—
Accounting guidance reclassification[2]	—	—	4	N/M	N/M
Durbin Amendment[3]	(3)	—	—	—	(100)%
Noninterest income, adjusted[1]	$ 37	$ 40	$ 39	(3)%	6 %

N/M - Not meaningful



$40
$35
$35
Deposit service charges
Wealth management
Card-based
Mortgage banking
Other noninterest income (4)
Q1 '17
Q4 '17
Q1 '18
Quarters Ended

Highlights

- **Increased noninterest income, adjusted[1] by 6% from Q1 2017**
  - Net card-based fees up 8%
- **Decrease in noninterest income, adjusted[1] by 3% from Q4 2017, due to seasonality and lower capital markets income**
- **Expanded assets under management to $11 billion, and grew wealth management fees to $11 million, up 24% and 13%, respectively, from Q1 2017**

2018 Outlook:

Growth of $1-$2 million per quarter

Dollars in millions

[1] This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for discussion.

[2] As a result of accounting guidance adopted in Q1 2018, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis in prior periods are presented on a net basis in noninterest income for the current period.

[3] Represents Durbin Amendment of the Dodd-Frank Act ("Durbin Amendment").

[4] Other noninterest income includes merchant servicing fees, capital market products income, and other service charges, commissions, and fees.

Noninterest Expense

	Quarters Ended			March 31, 2018 Percent Change From	
	Q1 '17	Q4 '17	Q1 '18	Q4 '17	Q1 '17
Noninterest expense as reported	$ 116	$ 102	$ 95	(7)%	(18)%
Accounting guidance reclassification[2]	—	—	4	100 %	100 %
Special bonus, charitable contribution[3]	—	(4)	—	(100)%	—
Acquisition and integration related expenses	(18)	—	—	—	(100)%
Noninterest expense, adjusted[1]	$ 98	$ 98	$ 99	—	1 %



$116
19
$102
4
$95
Salaries & Benefits
Occupancy & Equipment
Professional services
Technology
Merchant card
Other
Adjustments(3)
Q1 '17
Q4 '17
Q1 '18
Quarters Ended

Highlights

- Controlled expenses, reporting an efficiency ratio[1] of 61%, consistent with Q4 2017 and Q1 2017
- Noninterest expense, adjusted[1] of $99 million, consistent with Q4 2017 and Q1 2017

2018 Outlook:

Reported noninterest expense of $96-$98 million per quarter for the remainder of the year with some variability by quarter

Dollars in millions

[1] This is a non-GAAP financial measure. See the accompanying "Non-GAAP Financial Information" slides for detail or discussion.
[2] As a result of accounting guidance adopted in Q1 2018, certain noninterest income line items and the related noninterest expense line items that are presented on a gross basis in prior periods are presented on a net basis in noninterest income for the current period.
[3] Adjustments include a special bonus and charitable contribution resulting from tax reform and acquisition and integration related expenses.

Capital

	Q1 '17	Q4 '17	Q1 '18
Company Regulatory Capital Ratios:			
• **Total capital to risk-weighted assets ("RWA")**	11.48%	12.15%	12.07%
• **Tier 1 capital to RWA**	9.53%	10.10%	10.07%
• **CET1[1] capital to RWA**	9.11%	9.68%	9.65%
• **Tier 1 capital to average assets**	8.89%	8.99%	9.07%
Company Tangible Common Equity Ratios[2]:			
• **Tangible common equity to tangible assets**	8.07%	8.33%	8.18%
• **Tangible common equity, excluding accumulated other comprehensive income ("AOCI"), to tangible assets**	8.38%	8.58%	8.60%
• **Tangible common equity to RWA**	8.68%	9.31%	9.18%

Highlights

- Capital ratios impacted by loan growth and approximately 10 bps due to certain Basel III phase-in provisions
- Tangible common equity ratios that don't exclude AOCI were impacted by higher rate environment on AOCI

[1] Represents Common equity tier 1 ("CET1").
[2] Tangible common equity represents common stockholders' equity less goodwill and identifiable intangible assets. For details of the calculation of these ratios, see the accompanying "Non-GAAP Financial Information" slides for detail.

"Delivering Excellence" Initiative

Enriching our customer experience,
enhancing and improving our delivery of service excellence

- Grounded in our mission, "meeting the financial needs of our clients"
- Meaningful opportunities to improve and accelerate service delivery as well as enhance productivity and efficiency
  - Responsive to client needs and expectations, leveraging technology investment
  - Natural companion to recent pace of growth and industry outlook
  - Creating a competitive advantage, scalability of platform for future growth

- Diagnostic review initiated late 2017
- Detailed assessment, "bankable" initiatives 1st half of 2018
  - Planning phase nearing completion; communication expected in late Q2
  - Early expectations remain reasonable
    - ≥ 5% improvement in noninterest expense beginning in 2019 remains a reasonable estimate
  - Implementation costs likely exceed benefits in 2018; full benefits realized starting 2019

2018 Outlook Recap

Loans and Deposits
- Mid-single digit loan growth from Q1 2018 for the remainder of the year
- Low-single digit average deposit growth for the full year expected

Net Interest Income and Margin
- NII up mid- to high-single digits from 2017 ($472 million)
- Continued NIM expansion, excluding accretion--modest in Q2 due to seasonality
- Scheduled accretion of $18 million for the full year--$13 million for the remainder of the year

Noninterest Income
- Growth of $1-$2 million per quarter

Noninterest Expense
- Reported noninterest expense of $96-$98 million per quarter for the remainder of the year with some variability by quarter

Asset Quality
- NCOs for the remainder of the year expected in the 25-30 bps range with some variability by quarter
- Provision expense expected to approximate $10 million per quarter
- Subject to economic conditions and activity in acquired loans

Taxes
- Effective tax rate expected to be approximately 25%

Financial Results

	Quarters Ended		
	Q1 '17	Q4 '17	Q1 '18
Net Interest Income	$ 115	$ 119	$ 119
Loan Loss Provision	5	8	15
Noninterest Income[(1)]	40	40	35
Net securities (losses)	—	(5)	—
Noninterest Expense	116	102	95
Income before Income Taxes	34	44	44
Income Tax Expense	11	42	10
Net Income	$ 23	$ 2	$ 34
EPS	$ 0.23	$ 0.02	$ 0.33
EPS, Adjusted[(2)]	$ 0.34	$ 0.34	$ 0.33
ROATCE, Adjusted[(2)(3)]	14.0%	12.4%	12.5%
Efficiency Ratio[(2)]	61%	61%	61%

Highlights

- Increased EPS to $0.33, up from $0.02 and $0.23 for Q4 2017 and Q1 2017, respectively
  - Tax reform impacts Q4 2017
  - Acquisition and integration expense impacts Q1 2017
  - EPS, adjusted[(1)] of $0.33, down 3% from Q4 2017 and Q1 2017
- Higher provision expense impacted EPS $0.05 compared to Q4 2017 due to loan growth and remediation costs
- Produced ROATCE, adjusted[(2)(3)] of 12.5%, consistent with Q4 2017 and down from 14.0% Q1 2017, impacted by higher provision expense noted above

Dollars in millions, except per share data

[(1)] Excludes net securities losses.

[(2)] These financial measures exclude certain adjustments. See the accompanying "Non-GAAP Financial Information" slides for detail.

[(3)] Represents return on average tangible common equity ("ROATCE").

Forward-Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "outlook," "predict," "project," "probable," "potential," "possible," "target," "continue," "look forward" or "assume" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, including the related outlook for 2018, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, including the impact of certain actions and initiatives, anticipated trends in First Midwest's business, regulatory developments, the impact of federal income tax reform legislation, acquisition transactions, including estimated synergies, cost savings and financial benefits of consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2017, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

Appendix

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include EPS, adjusted, the efficiency ratio, tax-equivalent NII (including its individual components), NIM, NIM, adjusted, noninterest income, adjusted, noninterest expense, adjusted, return on average tangible common equity, adjusted, and tangible common equity to tangible assets.

The Company presents EPS, the efficiency ratio, and return on average tangible common equity, all adjusted for certain significant transactions. These transaction include the revaluation of DTAs (fourth quarter of 2017), certain actions resulting in securities losses (fourth quarter of 2017), a special bonus to colleagues (fourth quarter of 2017), a charitable contribution to the First Midwest Charitable Foundation (fourth quarter of 2017), and acquisition and integration related expenses associated with completed and pending acquisitions (first quarter of 2017). Management believes excluding these transactions from EPS, the efficiency ratio, and return on average tangible common equity is useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion facilitates better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics is useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics enhances comparability for peer comparison purposes.

The Company presents noninterest income, adjusted and noninterest expense, adjusted. These metrics exclude net securities losses, the accounting reclassification impact of recently adopted accounting guidance, and Durbin from noninterest income and the accounting reclassification and certain significant transactions listed above from noninterest expense. Management believes that excluding these items from noninterest income and noninterest expense is useful in assessing the Company's underlying operational performance as these items either do not pertain to its core business operations or their exclusion facilitates better comparability between periods and for peer comparison purposes.

The tax-equivalent adjustment to NII and NIM recognizes the income tax savings when comparing taxable and tax-exempt assets which are presented at the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time, or 35%. Management believes that it is standard practice in the banking industry to present NII and NIM on a fully tax-equivalent basis and that it enhances comparability for peer comparison purposes. In addition, management believes that the tax-equivalent net interest margin, adjusted, enhances comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate based on the size of each acquisition, as well as from period to period.

In management's view, tangible common equity measures are capital adequacy metrics meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. See the following reconciliations for details on the calculation of these measures to the extent presented herein.

Non-GAAP Financial Information (Unaudited)

(Amounts in thousands, except per share data)

	Quarters Ended		
	March 31, 2018	December 31, 2017	March 31, 2017
Earnings Per Share			
Net income	$ 33,510	$ 2,347	$ 22,855
Net income applicable to non-vested restricted shares	(311)	(6)	(234)
Net income applicable to common shares	33,199	2,341	22,621
Adjustments to net income:			
DTA revaluation	—	26,555	—
Losses from securities portfolio repositioning	—	5,357	—
Tax effect of losses from securities portfolio repositioning	—	(2,196)	—
Special bonus	—	1,915	—
Tax effect of special bonus	—	(785)	—
Charitable contribution	—	1,600	—
Tax effect of charitable contribution	—	(656)	—
Acquisition and integration related expenses	—	—	18,565
Tax effect of acquisition and integration related expenses	—	—	(7,426)
Total adjustments to net income	—	31,790	11,139
Net income applicable to common shares, adjusted[1]	$ 33,199	$ 34,131	$ 33,760
Weighted-average diluted common shares outstanding	101,938	101,787	100,432
Diluted EPS	$ 0.33	$ 0.02	$ 0.23
Diluted EPS, adjusted[1]	$ 0.33	$ 0.34	$ 0.34

Note: Non-GAAP Reconciliations footnotes are located at the end of this section.

Non-GAAP Financial Information (Unaudited)

(Amounts in thousands, except per share data)

	Quarters Ended		
	March 31, 2018	December 31, 2017	March 31, 2017
Efficiency Ratio Calculation			
Noninterest expense	$ 95,582	$ 102,326	$ 116,642
Less:			
Net OREO expense	(1,068)	(695)	(1,700)
Special bonus	—	(1,915)	—
Charitable contribution	—	(1,600)	—
Acquisition and integration related expenses	—	—	(18,565)
Total	$ 94,514	$ 98,116	$ 96,377
Tax-equivalent NII[2]	$ 119,538	$ 121,154	$ 117,251
Noninterest income	35,517	34,905	39,951
Less: net securities losses	—	5,357	—
Total	$ 155,055	$ 161,416	$ 157,202
Efficiency ratio	60.96%	60.78%	61.31%
Tax-Equivalent Net Interest Income / Margin			
NII	$ 118,563	$ 119,331	$ 115,197
Tax-equivalent adjustment	975	1,823	2,054
Tax-equivalent NII[2]	119,538	121,154	117,251
Less: acquired loan accretion	(5,112)	(6,240)	(11,345)
Tax-equivalent NII, adjusted	$ 114,426	$ 114,914	$ 105,906
Average interest-earning assets	$ 12,751,526	$ 12,541,073	$ 12,211,804
NIM[2]	3.80%	3.84%	3.89%
NIM, adjusted[2]	3.64%	3.64%	3.51%

Note: Non-GAAP Reconciliations footnotes are located at the end of this section.

Non-GAAP Financial Information (Unaudited)

(Amounts in thousands, except per share data)

	Quarters Ended		
	March 31, 2018	December 31, 2017	March 31, 2017
Tangible Common Equity			
Stockholders' equity	$ 1,869,287	$ 1,864,874	$ 1,804,733
Less: goodwill and other intangible assets	(754,814)	(754,757)	(754,621)
Tangible common equity	$ 1,114,473	$ 1,110,117	$ 1,050,112
Total assets	$ 14,379,971	$ 14,077,052	$ 13,773,471
Less: goodwill and other intangible assets	(754,814)	(754,757)	(754,621)
Tangible assets	$ 13,625,157	$ 13,322,295	$ 13,018,850
Tangible common equity to tangible assets	8.18%	8.33%	8.07%
Return on Average Tangible Common Equity			
Net income applicable to common shares	$ 33,199	$ 2,341	$ 22,621
Intangibles amortization	1,802	1,806	1,965
Tax effect of intangibles amortization	(508)	(740)	(786)
Total adjustments to net income[1]	—	31,790	11,139
Net income applicable to common shares, excluding intangibles amortization, adjusted[1]	$ 34,493	$ 35,197	$ 34,939
Average stockholders' equity	$ 1,873,419	$ 1,880,265	$ 1,763,538
Less: average intangible assets	(753,870)	(749,700)	(750,589)
Average tangible common equity	$ 1,119,549	$ 1,130,565	$ 1,012,949
Return on average tangible common equity, adjusted[1][3]	12.50%	12.35%	13.99%

Note: Non-GAAP Reconciliations footnotes are located at the end of this section.

Non-GAAP Financial Information (Unaudited)

(Amounts in thousands, except per share data)

	Quarters Ended		
	March 31, 2018	December 31, 2017	March 31, 2017
Risk-Based Capital Data			
Common stock	$ 1,123	$ 1,123	$ 1,123
Additional paid-in capital	1,021,923	1,031,870	1,022,417
Retained earnings	1,103,840	1,074,990	1,030,403
Treasury stock, at cost	(200,068)	(210,073)	(208,946)
Goodwill and other intangible assets, net of deferred tax liabilities	(754,814)	(743,327)	(742,012)
Disallowed DTAs	(522)	(644)	(1,150)
CET1 capital	1,171,482	1,153,939	1,101,835
Trust-preferred securities	50,690	50,690	50,690
Other disallowed DTAs	(131)	(161)	(287)
Tier 1 capital	1,222,041	1,204,468	1,152,238
Tier 2 capital	242,870	243,656	235,825
Total capital	$ 1,464,911	$ 1,448,124	$ 1,388,063
Risk-weighted assets	$ 12,135,662	$ 11,920,372	$ 12,095,592
Adjusted average assets	13,472,294	13,404,998	12,965,450
Total capital to risk-weighted assets	12.07%	12.15%	11.48%
Tier 1 capital to risk-weighted assets	10.07%	10.10%	9.53%
CET1 to risk-weighted assets	9.65%	9.68%	9.11%
Tier 1 capital to average assets	9.07%	8.99%	8.89%

Footnotes to Non-GAAP Reconciliations

(1) Adjustments to net income for the fourth and third quarters of 2017 include revaluation of DTAs related to federal income tax reform and changes in Illinois income tax rates, a special colleague bonus, a charitable contribution, and certain actions related to the securities portfolio. In addition, net income for certain periods was adjusted for acquisition and integration related expenses associated with completed and pending acquisitions.

(2) Presented on a tax-equivalent basis, assuming the applicable federal income tax rate for each period presented. As a result, interest income and yields on tax-exempt securities and loans subsequent to December 31, 2017 are presented using the current federal income tax rate of 21% and prior periods are computed using the federal income tax rate applicable at that time, or 35%.

(3) Annualized based on the actual number of days for each period presented.